SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2004

METROCALL HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21924	54-1215634
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6677 Richmond Highway, Alexandria, Virginia	22306
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 660-6677

Item 5. Other Events.

     On May 5, 2004, Metrocall Holdings, Inc. issued a press release, which is included as Exhibit 99.1 hereto and has been incorporated by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 5, 2004 (incorporated by reference to Metrocall Holdings, Inc.’s filing with the Commission pursuant to Rule 425 under the Securities Act of 1933 and Rule 14a-12 under the Securities Exchange Act of 1934 on May 6, 2004).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROCALL HOLDINGS, INC

By: /s/ George Z. Moratis Name: George Z. Moratis Title: Chief Financial Officer and Treasurer

Dated: May 6, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 5, 2004 (incorporated by reference to Metrocall Holdings, Inc.’s filing with the Commission pursuant to Rule 425 under the Securities Act of 1933 and Rule 14a-12 under the Securities Exchange Act of 1934 on May 6, 2004).